EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Queen’s Gambit Growth Capital (the “Company”) for the period ended March 31, 2021, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Anastasia Nyrkovskaya, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2021	By:	/s/ Anastasia Nyrkovskaya
Anastasia Nyrkovskaya
Chief Financial Officer
(Principal Financial Officer)